UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K
______________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2013 (December 18, 2013)

NTS, INC.
(formerly Xfone, Inc.)
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 001-32521

11-3618510
(I.R.S. Employer Identification Number)

1220 Broadway
Lubbock, Texas 79401
 (Address of principal executive offices)

806-771-5212
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

An annual meeting of NTS, Inc.’s (f/k/a Xfone, Inc., the “Company”) shareholders (the “Meeting”) was held on December 18, 2013, at the offices of Sichenzia Ross Friedman Ference LLP in New York, New York.  The Company filed its definitive proxy statement for the proposals voted upon at the Meeting with the U.S. Securities and Exchange Commission on November 1, 2013.

The following items of business were voted upon by the stockholders at the Meeting:

(1)
A proposal to re-elect 9 (nine) directors, each such director to serve until the 2014 Annual Meeting of the Company’s stockholders and until his successor is duly elected and qualified or until his earlier resignation, removal or death.

All director nominees were re-elected and the votes cast were as follows:

Director	For	Withheld	Broker non-votes
Guy Nissenson	20,590,915	1,949,297	6,940,663
Shemer S. Schwarz	20,701,660	1,838,552	6,940,663
Arie Rosenfeld	20,701,460	1,838,752	6,940,663
Timothy M. Farrar	20,702,660	1,837,552	6,940,663
Alan L. Bazaar	20,702,660	1,837,552	6,940,663
Don Carlos Bell III	20,702,660	1,837,552	6,940,663
Andrew J. MacMillan	20,443,729	2,096,483	6,940,663
Jeffrey E. Eberwein	20,683,325	1,856,887	6,940,663
Richard K. Coleman, Jr.	20,383,975	2,156,237	6,940,663

(2)	A proposal to ratify the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent certified public accountants for the fiscal year ending December 31, 2013.

The ratification of the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent certified public accountants for the fiscal year ending December 31, 2013, was approved and the votes were cast as follows:

For	Against	Abstain
27,745,218	1,705,849	29,808

(3)	A proposal to approve, on a non-binding advisory basis, the executive compensation of the Company’s named executive officers.

The executive compensation of the Company’s named executive officers was approved on a non-binding advisory basis and the votes were cast as follows:

For	Against	Abstain	Broker non-votes
20,854,972	1,656,925	32,615	6,936,363

(4)	A proposal to approve on a non-binding advisory basis, the frequency of stockholder advisory votes relating to the Company's executive compensation.

A stockholder advisory vote relating to the Company’s executive compensation was approved, on a non-binding advisory basis, to take place every year and the votes were cast as follows:

1 Year	2 Years	3 Years	Abstain	Broker non-votes
18,985,136	28,950	3,481,511	44,615	6,940,663

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NTS, Inc.

Date: December 18, 2013	By:	/s/ Guy Nissenson
Guy Nissenson
President, Chief Executive Officer and Chairman of the Board of Directors